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                                  EXHIBIT 99.2

                         PROPOSED SETTLEMENT AGREEMENT


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                              SETTLEMENT AGREEMENT

         This Settlement Agreement (this "Agreement") is entered into as of the 5th day of February 2003, by and among Richard M Kipperman (the "Trustee"), solely in his capacity as the chapter 7 trustee for the bankruptcy estates of Commercial Money Centers, Inc. ("CMC") and Commercial Servicing Corporation ("CSC" and together with CMC, the "Debtors") in the bankruptcy cases (the "Bankruptcy Cases") jointly administered under U.S.B.C. Case No. 02-09721-H7 and currently pending before the United States Bankruptcy Court for the Southern District of California (the "California Bankruptcy Court"), NetBank, a federal savings bank ("NetBank"), and Lakeland Bank ("Lakeland"), with reference to the following facts:

                                    RECITALS

         A. During approximately 1999 and 2000, NetBank and the Debtors entered into a series of transactions (the "NetBank Transactions") under which NetBank purchased certain rights with respect to lease pools or portfolios (the "NetBank Portfolio Leases") from CMC pursuant to written agreements between the parties (the "NetBank Documents"). The rights purchased by NetBank under the NetBank Documents included: (i) the contractual right to receive scheduled payments due under the NetBank Portfolio Leases (the "NetBank Income Stream"); (ii) the funds in certain collection accounts (the "NetBank Collection Accounts"); (iii) all rights under the insurance policies and surety bonds obtained to guarantee payment of the NetBank Income Stream (the "NetBank Surety Bonds") issued by Illinois Union Insurance Company, Safeco Insurance Company, and Royal Indemnity Company (the "NetBank Sureties"); and (iv) the proceeds derived from the foregoing (together with the NetBank Income Stream, the NetBank Collection Accounts, and the NetBank Surety Bonds, the "NetBank Transferred Assets"). In connection with the purchase of the NetBank Surety Bonds, certain funds were placed into reserve accounts (the "NetBank Surety Bonds Cash Reserves") to pay for claims against the NetBank Surety Bonds.

         B. Pursuant to the NetBank Documents, and as part of the NetBank Transactions, CMC also granted NetBank a security interest in certain assets related to the NetBank Transferred Assets, including the NetBank Portfolio Leases, the underlying equipment (the "NetBank Equipment"), and CMC's rights under the Property, Casualty and Skip Insurance Policies (the "Skip Policies") purchased by CMC with respect to the NetBank Equipment (together, "NetBank Collateral").

         C. Pursuant to the NetBank Documents, the NetBank Sureties acted as the servicers for the NetBank Portfolio Leases and CMC initially acted as sub-servicer. As sub-servicer, CMC was responsible for collecting the payments due from the lessees under the NetBank Portfolio Leases and remitting the agreed upon monthly amount to NetBank. In those instances where the collections on the NetBank Portfolio Leases for any given month were less than the minimum amount promised to NetBank, CMC often advanced funds (the "NetBank Servicer Advances") to NetBank to make up the difference between the actual collections and the payment due to NetBank.


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         D. In or about 2001, Lakeland and the Debtors entered into a series of transactions (the "Lakeland Transactions") under which Lakeland purchased rights with respect to lease pools or portfolios (the "Lakeland Portfolio Leases") from CMC pursuant to written agreements between the parties (the "Lakeland Documents"). The rights purchased by Lakeland under the Lakeland Documents included: (i) the contractual right to receive scheduled payments due under the Lakeland Portfolio Leases (the "Lakeland Income Stream"); (ii) the funds in certain collection accounts (the "Lakeland Collection Accounts"); (iii) all rights under the insurance policies and surety bonds obtained to guarantee payment of the Lakeland Income Stream (the "Lakeland Surety Bonds") issued by RLI Insurance Company, Royal Indemnity Company, and American Motorists Insurance Company (the "Lakeland Sureties"); and (iv) the proceeds derived from the foregoing (together with the Lakeland Income Stream, the Lakeland Collection Accounts, and the Lakeland Surety Bonds, the "Lakeland Transferred Assets"). In connection with the purchase of the Lakeland Surety Bonds, certain funds were placed into reserve accounts (the "Lakeland Surety Bonds Cash Reserves") to pay for claims against the Lakeland Surety Bonds.

         E. Pursuant to the Lakeland Documents, and as part of the Lakeland Transactions, CMC also granted Lakeland a security interest in certain assets related to the Lakeland Transferred Assets, including the Lakeland Portfolio Leases, the underlying equipment (the "Lakeland Equipment"), and CMC's rights under the Skip Policies purchased by CMC with respect to the Lakeland Equipment (together, the "Lakeland Collateral").

         F. Pursuant to the Lakeland Documents, the Lakeland Sureties acted as the servicers for the Lakeland Portfolio Leases and CMC and/or CSC initially acted as sub-servicer. As sub-servicer, CMC was responsible for collecting the payments due from the lessees under the Lakeland Portfolio Leases and remitting the agreed upon monthly amount to Lakeland. In those instances where the collections on the Lakeland Portfolio Leases for any given month were less than the minimum amount promised to Lakeland, CMC often advanced funds (the "Lakeland Servicer Advances") to Lakeland to make up the difference between the actual collections and the payment due to Lakeland.

         G. On May 30, 2002 (with respect to CMC, the "Petition Date"), CMC commenced a case under chapter 11 of title 11 of the United State Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of Florida (the "Florida Bankruptcy Court"). On June 13, 2002 (with respect to CSC, the "Petition Date"), CSC also filed for chapter 11 protection with the Florida Bankruptcy Court.

         H. On June 24, 2002, each of the Debtors consented to the appointment of a chapter 11 trustee in the Bankruptcy Cases. On June 27, 2002, the Debtors each filed motions to convert the Bankruptcy Cases to chapter 7. On June 28, 2002, Kenneth Welt (the "Prior Trustee") was appointed as chapter 11 trustee for both of the Debtors. On July 12, 2002, the Florida Bankruptcy Court granted the motion to convert and entered orders converting both of the Bankruptcy Cases to chapter 7, at which time the Prior Trustee began acting as chapter 7 trustee for both of the Debtors.

         I. On September 18, 2002, the Florida Bankruptcy Court entered an Order Granting, in Part, Emergency Motion by Trustee, Kenneth A. Welt, to Compel Turnover of Property of the


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Bankruptcy Estate and an Order Granting, in Part, Trustee's Motion for Entry of
Order Authorizing Retention of U.S. Bancorp Portfolio Servicing Company as Servicing Agent (together, the "Servicing Orders"), under which Stuart Allen & Associates and U.S. Bancorp Portfolio Servicing Company (together, the "Servicing Companies") were permitted to continue to act as servicers with respect to certain of the leases to which the Debtors were a party, including the NetBank Portfolio Leases and the Lakeland Portfolio Leases.

         J. On September 18, 2002, the Florida Bankruptcy Court entered orders in each of the Bankruptcy Cases transferring venue to the Southern District of California and, on October 2, 2002, the clerk of the Florida Bankruptcy Court filed a notice that the records in these Bankruptcy Cases had been transferred to the California Bankruptcy Court. On October 3, 2002, the order transferring venue was filed with the California Bankruptcy Court.

         K. The Bankruptcy Cases are currently pending before the California Bankruptcy Court. The Trustee is the duly authorized chapter 7 trustee in the Bankruptcy Cases for the bankruptcy estates of both of the Debtors (together, the "Bankruptcy Estates").

         L. The Trustee has asserted that the Bankruptcy Estates hold claims against both NetBank and Lakeland under the avoidance provisions of the Bankruptcy Code. Specifically, the Trustee has alleged the rights to avoid: (i) NetBank's rights in the NetBank Transferred Assets and the NetBank Collateral; and (ii) Lakeland's rights in the Lakeland Transferred Assets and the Lakeland Collateral. NetBank and Lakeland contest the Trustee's claims, and believe they are currently the rightful holders of unavoidable ownership interests in all the NetBank Transferred Assets and Lakeland Transferred Assets and have unavoidable security interests in the NetBank Collateral and Lakeland Collateral.

         M. Based on the Debtors' books and records, the Trustee believes that, as of the Petition Date, the Debtors were holding approximately $3,207,867 in cash, approximately $1,060,084 of which was held in CSC's money market account (the "Money Market Funds") and approximately $2,147,783 of which was contained in various accounts associated with the lease pools or portfolios (the "Pool Account Funds") with respect to which CMC and/or CSC acted as sub-servicer, including certain accounts associated with the NetBank Portfolio Leases totaling $1,087,107 (the "NetBank Pool Account Funds") and the Lakeland Portfolio Leases totaling $170,856 (the "Lakeland Pool Account Funds"). The Trustee contends that the Money Market Funds and the Pool Account Funds, including the NetBank Pool Account Funds the Lakeland Pool Account Funds, have been commingled with the Bankruptcy Estates' funds prior to being deposited into their respective accounts, are untraceable, and constitute unencumbered property of the Bankruptcy Estates. NetBank and Lakeland claim that the Money Market Funds, the NetBank Pool Account Funds, and the Lakeland Pool Account Funds are held in trust by the Trustee.

         N. Since the Petition Date, the Servicing Companies have collected certain additional amounts paid under the NetBank Portfolio Leases (the "NetBank Postpetition Collections") and the Lakeland Portfolio Leases (the "Lakeland Postpetition Collections"). These amounts (less certain amounts deducted by the Servicing Companies) are currently being held by the Trustee under the terms of the Servicing Orders pending a final resolution of the parties' rights to these funds.


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         O. On November 8, 2002, Lakeland filed Proofs of Claim asserting a secured claim against the Debtors in the amount of $19,352.409.33 (the "Lakeland Proof of Claim").

         P. On November 12, 2002, NetBank filed Proofs of Claim asserting a secured claim against the Debtors in the amount of $123,989,772.62 (the "NetBank Proof of Claim").

         Q. NetBank has asserted certain claims for relief and rights to recovery under the NetBank Surety Bonds against the NetBank Sureties in the multidistrict litigation ("MDL") currently pending as Case No. 1:02CV16000 in the United States District Court for the Northern District of Ohio, Eastern Division (the "MDL Court").

         R. Lakeland has asserted certain claims for relief and rights to recovery under the Lakeland Surety Bonds against the Lakeland Sureties in the MDL currently pending in the MDL Court.

         S. The parties believe it to be in their respective best interests to fully and finally resolve any and all claims between them including, but not limited to, those relating to these Recitals. For valuable consideration, receipt of which is hereby acknowledged, the Trustee, NetBank, and Lakeland, and each of them, hereby agree to the following:

                                    AGREEMENT

         1. INCORPORATION OF RECITALS. Subject to this Agreement and conditions stated herein, Recitals A through S, inclusive, are incorporated herein by this reference.

         2. BANKRUPTCY COURT APPROVAL/EFFECTIVENESS. The Trustee shall file a motion to approve pursuant to Federal Rule of Bankruptcy Procedure 9019 with respect to this Agreement with the California Bankruptcy Court within ten (10) business days after the date of this Agreement. The effectiveness of this Agreement is subject in all respects to approval of the California Bankruptcy Court. This Agreement shall become effective (the "Effective Date") immediately upon the entry of the Order by the California Bankruptcy Court approving the terms of this Agreement and authorizing the Trustee to settle the Bankruptcy Estates' claims against NetBank and Lakeland as contemplated herein (the "Approval Order") and, absent a stay pending appeal with respect to the Approval Order pursuant to Federal Rule of Bankruptcy Procedure 8005, the parties shall perform their obligations under this Agreement notwithstanding the filing of an appeal of the Approval Order.

         3. DISPOSITION OF MONEY MARKET FUNDS AND POOL ACCOUNT FUNDS. In order to resolve the dispute over the Money Market Funds and the Pool Account Funds, the parties agree as follows:

                  a. Both NetBank and Lakeland agree and acknowledge that the Money Market Funds are property of the Bankruptcy Estates and are not subject to any secured claims by NetBank or Lakeland or held in trust for NetBank or Lakeland. Both NetBank and Lakeland hereby release and waive any and all claims of any nature whatsoever against the Money Market Funds. The entry of the Approval Order shall constitute an order of the California Bankruptcy Court authorizing the Trustee to use the Money Market Funds in accordance with sections 363 and 721 of the Bankruptcy Code.


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                  b. The Trustee agrees that, for purposes of this Agreement only and solely with respect to NetBank and Lakeland, the NetBank Pool Account Funds and the Lakeland Pool Account Funds shall be deemed held in trust for NetBank and Lakeland, respectively. The NetBank Pool Account Funds and the NetBank Postpetition Collections shall, for purposes of this Agreement, be included in the definition of the "NetBank Portfolio Funds." The Lakeland Pool Account Funds and the Lakeland Postpetition Collections shall, for purposes of this Agreement, be included in the definition of the "Lakeland Portfolio Funds." The Trustee expressly reserves all of the Bankruptcy Estates' rights with respect to any Pool Account Funds other than the NetBank Pool Account Funds and the Lakeland Pool Account Funds, and nothing in this Agreement shall in any way affect the Bankruptcy Estates' rights with respect to such Pool Account Funds.

         4. SETTLEMENT PAYMENT BY NETBANK. NetBank hereby agrees to pay to the Trustee, as the duly authorized representative of the Bankruptcy Estates, the sum of Six Million Two Hundred Forty-Eight Thousand Two Hundred and Fifty Dollars ($6,248,250), paid exclusively as follows:

                  a. Two Million Seven Hundred Seven Thousand Five Hundred Seventy-Five Dollars ($2,707,575) payable in cash or immediately available funds immediately on the Effective Date. The amount payable under this subparagraph (a) shall be taken from the NetBank Portfolio Funds held by the Trustee on the Effective Date. The Trustee shall, after payment of the amounts due to the Bankruptcy Estates, remit any and all remaining NetBank Portfolio Funds to NetBank on or before the fifth (5th) business day after the Effective Date along with a full accounting of the NetBank Portfolio Funds.

                  b. Five percent (5%) of any amounts recovered, directly or indirectly, from the NetBank Sureties, not to exceed Three Million Five Hundred Forty Thousand Six Hundred Seventy-Five ($3,540,675), whether recovered through the MDL or otherwise, arising out of, or related to, any of the matters or facts alleged or set forth in Recitals A through S of this Agreement; PROVIDED, HOWEVER, the amount with respect to which the Trustee shall receive the five percent (5%) payment under this subparagraph (b) shall not include amounts solely constituting payment of the NetBank Portfolio Funds, the proceeds from NetBank Collateral, the NetBank Income Stream, the NetBank Collection Accounts, the NetBank Surety Bonds Cash Reserves, or any other amount, paid to NetBank by the NetBank Sureties in their capacity as the servicer of the NetBank Portfolio Leases. The amounts payable to the Trustee under this subparagraph (b) shall be paid in cash or immediately available funds within five (5) business days after receipt of payment from the NetBank Sureties. If NetBank does not recover from the NetBank Sureties with respect to the matters set forth herein (by judgment, settlement, or otherwise), the Trustee will receive no funds from NetBank under this subparagraph (b) and the Trustee's sole recovery under paragraph 4 of this Agreement shall be the amount stated in paragraph 4(a).

         5. SETTLEMENT PAYMENT BY LAKELAND. Lakeland hereby agrees to pay to the Trustee, as the duly authorized representative of the Bankruptcy Estates, the sum of One Million Two


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Hundred Fifty-One Thousand Seven Hundred Fifty Dollars ($1,251,750), paid as exclusively follows:

                  a. Five Hundred Forty-Two Thousand Four Hundred Twenty-Five Dollars ($542,425) payable in cash or immediately available funds immediately on the Effective Date. The amount payable under this subparagraph (a) shall be taken from the Lakeland Portfolio Funds held by the Trustee on the Effective Date and, in the event that the Lakeland Portfolio Funds are insufficient to pay the full amount due, paid in cash or immediately available funds by Lakeland on or before the fifth (5th) business day after the Effective Date. In the event that Lakeland Portfolio Funds held by the Trustee on the Effective Date are greater than the amount required to be paid under this subparagraph
         (a), the Trustee shall, after payment of the amount due to the Bankruptcy Estates, remit any and all remaining Lakeland Portfolio Funds to Lakeland on or before the fifth (5th) business day after the Effective Date along with a full accounting of the Lakeland Portfolio Funds to Lakeland.

                  b. Five percent (5%) of any amounts recovered, directly or indirectly, from the Lakeland Sureties, not to exceed Seven Hundred Nine Thousand Three Hundred Twenty-Five ($709,325), whether recovered through the MDL or otherwise, arising out of, or related to, any of the matters or facts alleged or set forth in Recitals A through S of this Agreement; PROVIDED, HOWEVER, the amount with respect to which the Trustee shall receive the five percent (5%) payment under this subparagraph (b) shall not include amounts solely constituting payment of the Lakeland Portfolio Funds, the proceeds from Lakeland Collateral, the Lakeland Income Stream, the Lakeland Collection Accounts, the Lakeland Surety Bonds Cash Reserves, or any other amount, paid to Lakeland by the Lakeland Sureties in their capacity as the servicer of the Lakeland Portfolio Leases. The amounts payable to the Trustee under this subparagraph (b) shall be paid in cash or immediately available funds within five (5) business days of the entry after receipt of payment from the Lakeland Sureties. If Lakeland does not recover from the Lakeland Sureties with respect to the matters set forth herein (by judgment, settlement, or otherwise), the Trustee will receive no funds from Lakeland under this subparagraph (b) and the Trustee's sole recovery under paragraph 5 of this Agreement shall be the amount stated in paragraph 5(a).

         6. NETBANK ALLOWED UNSECURED CLAIM. As of the Effective Date, NetBank shall have an allowed unsecured claim in the full amount stated in the NetBank Proof of Claim (the "NetBank Allowed Unsecured Claim"). Notwithstanding the provisions of this paragraph 6, the amount of NetBank Allowed Unsecured Claim shall be reduced by any payments NetBank actually receives under this Agreement or in the future on account of the NetBank Income Stream or the NetBank Surety Bonds, or any other right arising out of the NetBank Transactions; PROVIDED, HOWEVER, that the amount deemed received by NetBank for the purpose of reducing the NetBank Allowed Unsecured Claim shall not include any amounts paid over to the Trustee pursuant to paragraph 4(b) of this Agreement or otherwise.

         7. LAKELAND ALLOWED UNSECURED CLAIM. As of the Effective Date, Lakeland shall have an allowed unsecured claim in the full amount stated in the Lakeland Proof of Claim (the "Lakeland Allowed Unsecured Claim"). Notwithstanding the provisions of this paragraph 7,


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the amount of Lakeland Allowed Unsecured Claim shall be reduced by any payments
Lakeland actually receives under this Agreement or in the future on account of the Lakeland Income Stream or the Lakeland Surety Bonds, or any other right arising out of the Lakeland Transactions; PROVIDED, HOWEVER, that the amount deemed received by Lakeland for the purpose of reducing the Lakeland Allowed Unsecured Claim shall not include any amounts paid over to the Trustee pursuant to paragraph 5(b) of this Agreement or otherwise.

         8. ASSIGNMENT OF NETBANK TRANSFERRED ASSETS AND THE NETBANK SURETY BONDS CASH RESERVES TO NetBank. The Trustee agrees and acknowledges that, pursuant to the NetBank Documents, NetBank is the owner of the NetBank Transferred Assets. The Trustee hereby assigns, as of the Effective Date, all of the Bankruptcy Estates' rights, title, and interests in the NetBank Transferred Assets and the NetBank Surety Bonds Cash Reserves to NetBank.

         9. ASSIGNMENT OF LAKELAND TRANSFERRED ASSETS AND THE LAKELAND SURETY BONDS CASH RESERVES TO LAKELAND. The Trustee agrees and acknowledges that, pursuant to the Lakeland Documents, Lakeland is the owner of the Lakeland Transferred Assets. The Trustee hereby assigns, as of the Effective Date, all of the Bankruptcy Estates' rights, title, and interests in the Lakeland Transferred Assets and the Lakeland Surety Bonds Cash Reserves to Lakeland.

         10. PERFECTION OF NETBANK'S INTERESTS. Entry of the Approval Order shall constitute an order of the California Bankruptcy Court granting relief from the automatic stay under section 362 of the Bankruptcy Code for the limited purpose of permitting NetBank and its agents, and the servicers of the NetBank Portfolio Leases, to take whatever actions NetBank deems necessary, appropriate, or desirable to perfect any of its interests in the NetBank Transferred Assets and the NetBank Collateral, including, but not limited to, filings of U.C.C. forms and possession of the NetBank Portfolio Leases.

         11. PERFECTION OF LAKELAND'S INTERESTS. Entry of the Approval Order shall constitute an order of the California Bankruptcy Court granting relief from the automatic stay under section 362 of the Bankruptcy Code for the limited purpose of permitting Lakeland and its agents, and the servicers of the Lakeland Portfolio Leases, to take whatever actions Lakeland deems necessary, appropriate, or desirable to perfect any of its interests in the Lakeland Transferred Assets and the Lakeland Collateral, including, but not limited to, filings of U.C.C. forms and possession of the Lakeland Portfolio Leases.

         12. DISPOSITION OF THE NETBANK COLLATERAL. The NetBank Collateral shall be retained by the Bankruptcy Estates subject to the terms and conditions of this Agreement. Both the Trustee and NetBank agree and acknowledge that the security interest in the NetBank Collateral granted to NetBank pursuant to the NetBank Documents secured NetBank's right to collect on the NetBank Portfolio Leases on a lease-by-lease basis and was not cross-collateralized between leases. As such, NetBank and the Trustee agree as follows:

                  a. The payment in full of the NetBank Income Stream with respect to any of the individual NetBank Portfolio Leases shall fully discharge the secured obligation with respect to such lease and all of the NetBank Collateral associated with such lease (including, without limitation, the right to receive any "residual" or "buy-out" payment under the NetBank Portfolio Lease, the NetBank Equipment under such lease, and all


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         rights under the Skip Policies with respect to the NetBank Equipment under such lease) shall be retained by the Bankruptcy Estates free and clear of any secured claims by NetBank.

                  b. Until such time as NetBank receives the full payment of the NetBank Income Stream with respect to a particular NetBank Portfolio Lease, NetBank shall retain all of its rights to the NetBank Collateral associated with such lease. In the event that there is or has been a default under such a NetBank Portfolio Lease and the NetBank Equipment under that defaulted lease is repossessed and sold by the Servicing Company, the Trustee shall turnover to NetBank within thirty (30) days of receipt from the Servicing Company the net proceeds of the sale of the repossessed NetBank Equipment (after deducting the Trustee's costs directly attributable to the repossession or sale and allowable pursuant to section 506(c) of the Bankruptcy Code) for the purpose of paying NetBank's secured claim under that specific defaulted NetBank Portfolio Lease. Notwithstanding the immediately preceding sentence, in the event that the NetBank Sureties or the Servicing Companies are later determined by the Bankruptcy Court to hold a claim against the Bankruptcy Estates relating to, or arising out of, the postpetition servicing of any NetBank Portfolio Leases, NetBank shall reimburse the Trustee for any such claim within thirty (30) days of written demand by the Trustee. If the net proceeds of such a sale of repossessed NetBank Equipment exceeds the amount due to NetBank with respect to that particular NetBank Portfolio Lease, any excess amounts shall be retained by the Bankruptcy Estates free and clear of any claims by NetBank. With respect to any NetBank Portfolio Lease where a default occurs, or has occurred, and the NetBank Equipment cannot be located, the Trustee shall be deemed to have assigned to NetBank the exclusive right to pursue any and all claims against the applicable Skip Policy covering the NetBank Equipment, and such claims shall be pursued exclusively by NetBank at its expenses; PROVIDED, HOWEVER, in the event that NetBank collects net proceeds on any such claim against the Skip Policy (after deducting NetBank's reasonable costs directly attributable to the collection of that particular claim under the Skip Policy) that results in payment in full of the NetBank Income Stream under the related NetBank Portfolio Lease, any excess amounts collected under the Skip Policy shall be paid to the Bankruptcy Estates free and clear of any claims by NetBank within thirty (30) days of receipt by NetBank.

         13. DISPOSITION OF THE LAKELAND COLLATERAL. The Lakeland Collateral shall be retained by the Bankruptcy Estates subject to the terms and conditions of this Agreement. Both the Trustee and Lakeland agree and acknowledge that the security interest in the Lakeland Collateral granted to Lakeland pursuant to the Lakeland Documents secured Lakeland's right to collect on the Lakeland Portfolio Leases on a lease-by-lease basis and was not cross-collateralized between leases. As such, Lakeland and the Trustee agree as follows:

                  a. The payment in full of the Lakeland Income Stream with respect to any of the individual Lakeland Portfolio Leases shall fully discharge the secured obligation with respect to such lease and all of the Lakeland Collateral associated with such lease (including, without limitation, the right to receive any "residual" or "buy-out" payment under the Lakeland Portfolio Lease, the Lakeland Equipment under such lease, and all rights under the Skip Policies with respect to the Lakeland Equipment under such lease)


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         shall be retained by the Bankruptcy Estates free and clear of any secured claims by Lakeland.

                  b. Until such time as Lakeland receives the full payment of the Lakeland Income Stream with respect to a particular Lakeland Portfolio Lease, Lakeland shall retain all of its rights to the Lakeland Collateral associated with such lease. In the event that there is or has been a default under such a Lakeland Portfolio Lease and the Lakeland Equipment under that defaulted lease is repossessed and sold by the Servicing Company, the Trustee shall turnover to Lakeland within thirty (30) days of receipt from the Servicing Company the net proceeds of the sale of the repossessed Lakeland Equipment (after deducting the Trustee's costs directly attributable to the repossession or sale and allowable pursuant to section 506(c) of the Bankruptcy Code) for the purpose of paying Lakeland's secured claim under that specific defaulted Lakeland Portfolio Lease. Notwithstanding the immediately preceding sentence, in the event that the Lakeland Sureties or the Servicing Companies are later determined by the Bankruptcy Court to hold a claim against the Bankruptcy Estates relating to, or arising out of, the postpetition servicing of any Lakeland Portfolio Leases, Lakeland shall reimburse the Trustee for any such claim within thirty
         (30) days of written demand by the Trustee. If the net proceeds of such a sale of repossessed Lakeland Equipment exceeds the amount due to Lakeland with respect to that particular Lakeland Portfolio Lease, any excess amounts shall be retained by the Bankruptcy Estates free and clear of any claims by Lakeland. With respect to any Lakeland Portfolio Lease where a default occurs, or has occurred, and the Lakeland Equipment cannot be located, the Trustee shall be deemed to have assigned to Lakeland the exclusive right to pursue any and all claims against the applicable Skip Policy covering the Lakeland Equipment, and such claims shall be pursued exclusively by Lakeland at its expenses; PROVIDED, HOWEVER, in the event that Lakeland collects net proceeds on any such claim against the Skip Policy (after deducting Lakeland's reasonable costs directly attributable to the collection of that particular claim under the Skip Policy) that results in payment in full of the Lakeland Income Stream under the related Lakeland Portfolio Lease, any excess amounts collected under the Skip Policy shall paid be to the Bankruptcy Estates free and clear of any claims by Lakeland within thirty (30) days of receipt by Lakeland.

         14. MUTUAL GENERAL RELEASES.

                  a. THE TRUSTEE'S RELEASE OF NETBANK. Provided that NetBank performs its obligations under this Agreement, the Trustee, on behalf of the Bankruptcy Estates, and his successors and assigns shall and does hereby forever relieve, release and discharge NetBank, its agents, attorneys, employees, representatives, shareholders, officers, directors, subsidiaries, affiliates, successors and assigns, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), damages, injuries, actions and causes of actions (including but not limited to all avoidance actions of any type), of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, based upon, arising out of, appertaining to, or in connection with any matter whatsoever, of any kind or type, from the beginning of time to and including the


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         date of this Agreement, including, without limitation any of the matters or facts alleged or set forth in Recitals A through S inclusive.

                  b. THE TRUSTEE'S RELEASE OF LAKELAND. Provided that Lakeland performs its obligations under this Agreement, the Trustee, on behalf of the Bankruptcy Estates, and his successors and assigns shall and does hereby forever relieve, release and discharge Lakeland, its agents, attorneys, employees, representatives, shareholders, officers, directors, subsidiaries, affiliates, successors and assigns, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), damages, injuries, actions and causes of actions (including but not limited to all avoidance actions of any type), of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, based upon, arising out of, appertaining to, or in connection with any matter whatsoever, of any kind or type, from the beginning of time to and including the date of this Agreement, including, without limitation any of the matters or facts alleged or set forth in Recitals A through S inclusive.

                  c. NETBANK'S RELEASE OF THE TRUSTEE/BANKRUPTCY ESTATES. Provided that the Trustee performs the Bankruptcy Estates' obligations under this Agreement, NetBank, its successors and assigns, and each of them, shall and does hereby forever relieve, release and discharge the Trustee, his agents, attorneys, employees and representatives, and the Bankruptcy Estates, and their successors and assigns, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), damages, injuries, actions and causes of actions, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, based upon, arising out of, appertaining to, or in connection with any matter whatsoever, of any kind or type, from the beginning of time to and including the date of this Agreement without limitation any of the matters or facts alleged or set forth in Recitals A through S inclusive.


                  d. LAKELAND'S RELEASE OF THE TRUSTEE/BANKRUPTCY ESTATES. Provided that the Trustee performs the Bankruptcy Estates' obligations under this Agreement, Lakeland, its successors and assigns, and each of them, shall and does hereby forever relieve, release and discharge the Trustee, his agents, attorneys, employees and representatives, and the Bankruptcy Estates, and their successors and assigns, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), damages, injuries, actions and causes of actions, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, based upon, arising out of, appertaining to, or in connection with any matter whatsoever, of any kind or type, from the beginning of time to and including the date of this Agreement without limitation any of the matters or facts alleged or set forth in Recitals A through S inclusive.

                  e. As to the matters released herein, the parties expressly waive any and all rights under section 1542 of the Civil Code of the State of California, which provides as follows:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

                  f. THE PARTIES EXPRESSLY WAIVE AND RELEASES ANY RIGHT OR BENEFIT WHICH THEY HAVE OR MAY HAVE UNDER SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, AND ANY SIMILAR STATUTE, CODE, LAW AND/OR REGULATION OF THE UNITED STATES, OR ANY STATE THEREOF, TO THE FULL EXTENT THAT IT MAY WAIVE ALL SUCH RIGHTS AND BENEFITS PERTAINING TO THE MATTERS RELEASED HEREIN. IN CONNECTION WITH SUCH WAIVER AND RELINQUISHMENT, EACH PARTIES ACKNOWLEDGES THAT IT IS AWARE THAT IT MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT NOW KNOWS OR BELIEVES TO BE TRUE. NEVERTHELESS, IT IS THE INTENTION OF EACH PARTY, THROUGH ITS RELEASE, TO RELEASE ALL MATTERS THAT ARE SUBJECT TO THIS RELEASE, AND ALL CLAIMS RELATIVE THERETO, WHICH NOW EXIST, MAY EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASE HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE

         RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATIVE THERETO.

                                              Trustee's Initials:    /s/ RMK
                                                                     -------

                                              NetBank's Initials:
                                                                     -------

                                              Lakeland's Initials:
                                                                     -------

                  g. In entering into the release provided for in this Agreement, each party recognizes that no facts or representations are ever absolutely certain; accordingly, each party assumes the risk of any mistake, and if it should subsequently discover that any understanding of the facts or of the law was incorrect, neither party shall not be entitled to set aside this release by reason thereof, regardless of any mistake of fact or law.

                  h. None of the releases or waivers contained in this paragraph 9 are intended to, or shall be interpreted as, releasing, waiving, or limiting any parties' rights under this Agreement.

         15. THE TRUSTEE'S RELEASE AND WAIVER OF SERVICER ADVANCE CLAIMS. The Trustee hereby releases and waives all of the Bankruptcy Estates' rights to recover the NetBank Servicer Advances and/or the Lakeland Servicer Advances from any party, including, without limitation, NetBank, Lakeland, the NetBank Sureties, and the Lakeland Sureties.

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

                  f. THE PARTIES EXPRESSLY WAIVE AND RELEASES ANY RIGHT OR BENEFIT WHICH THEY HAVE OR MAY HAVE UNDER SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, AND ANY SIMILAR STATUTE, CODE, LAW AND/OR REGULATION OF THE UNITED STATES, OR ANY STATE THEREOF, TO THE FULL EXTENT THAT IT MAY WAIVE ALL SUCH RIGHTS AND BENEFITS PERTAINING TO THE MATTERS RELEASED HEREIN. IN CONNECTION WITH SUCH WAIVER AND RELINQUISHMENT, EACH PARTIES ACKNOWLEDGES THAT IT IS AWARE THAT IT MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT NOW KNOWS OR BELIEVES TO BE TRUE. NEVERTHELESS, IT IS THE INTENTION OF EACH PARTY, THROUGH ITS RELEASE, TO RELEASE ALL MATTERS THAT ARE SUBJECT TO THIS RELEASE, AND ALL CLAIMS RELATIVE THERETO, WHICH NOW EXIST, MAY EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASE HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE

         RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATIVE THERETO.

                                              Trustee's Initials:
                                                                     -------

                                              NetBank's Initials:    /s/ CM
                                                                     -------

                                              Lakeland's Initials:
                                                                     -------

                  g. In entering into the release provided for in this Agreement, each party recognizes that no facts or representations are ever absolutely certain; accordingly, each party assumes the risk of any mistake, and if it should subsequently discover that any understanding of the facts or of the law was incorrect, neither party shall not be entitled to set aside this release by reason thereof, regardless of any mistake of fact or law.

                  h. None of the releases or waivers contained in this paragraph 9 are intended to, or shall be interpreted as, releasing, waiving, or limiting any parties' rights under this Agreement.

         15. THE TRUSTEE'S RELEASE AND WAIVER OF SERVICER ADVANCE CLAIMS. The Trustee hereby releases and waives all of the Bankruptcy Estates' rights to recover the NetBank Servicer Advances and/or the Lakeland Servicer Advances from any party, including, without limitation, NetBank, Lakeland, the NetBank Sureties, and the Lakeland Sureties.

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

                  f. THE PARTIES EXPRESSLY WAIVE AND RELEASES ANY RIGHT OR BENEFIT WHICH THEY HAVE OR MAY HAVE UNDER SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, AND ANY SIMILAR STATUTE, CODE, LAW AND/OR REGULATION OF THE UNITED STATES, OR ANY STATE THEREOF, TO THE FULL EXTENT THAT IT MAY WAIVE ALL SUCH RIGHTS AND BENEFITS PERTAINING TO THE MATTERS RELEASED HEREIN. IN CONNECTION WITH SUCH WAIVER AND RELINQUISHMENT, EACH PARTIES ACKNOWLEDGES THAT IT IS AWARE THAT IT MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT NOW KNOWS OR BELIEVES TO BE TRUE. NEVERTHELESS, IT IS THE INTENTION OF EACH PARTY, THROUGH ITS RELEASE, TO RELEASE ALL MATTERS THAT ARE SUBJECT TO THIS RELEASE, AND ALL CLAIMS RELATIVE THERETO, WHICH NOW EXIST, MAY EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASE HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE

         RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATIVE THERETO.

                                              Trustee's Initials:
                                                                     -------

                                              NetBank's Initials:
                                                                     -------

                                              Lakeland's Initials:   /s/ RV
                                                                     -------

                  g. In entering into the release provided for in this Agreement, each party recognizes that no facts or representations are ever absolutely certain; accordingly, each party assumes the risk of any mistake, and if it should subsequently discover that any understanding of the facts or of the law was incorrect, neither party shall not be entitled to set aside this release by reason thereof, regardless of any mistake of fact or law.

                  h. None of the releases or waivers contained in this paragraph 9 are intended to, or shall be interpreted as, releasing, waiving, or limiting any parties' rights under this Agreement.

         15. THE TRUSTEE'S RELEASE AND WAIVER OF SERVICER ADVANCE CLAIMS. The Trustee hereby releases and waives all of the Bankruptcy Estates' rights to recover the NetBank Servicer Advances and/or the Lakeland Servicer Advances from any party, including, without limitation, NetBank, Lakeland, the NetBank Sureties, and the Lakeland Sureties.

         16. PARTIAL ASSIGNMENT OF NETBANK ALLOWED UNSECURED CLAIM. Subject to the provisions of this paragraph, NetBank hereby assigns, as of the Effective Date, any and all rights, title and interests to distributions that NetBank would otherwise be entitled from the Bankruptcy Estates on account of the NetBank Allowed Unsecured Claim to the creditors listed in Schedule 1 to this Agreement (the "Unsecured Trade Creditors"). All distributions from the Bankruptcy Estates on account of the NetBank Allowed Unsecured Claim shall be paid as follows: (a) first, pro rata to the Unsecured Trade Creditors until the full principal amount of the Unsecured Trade Creditors' allowed non-priority unsecured claims against the Debtors are paid; and (b) after all the Unsecured Trade Creditors' allowed non-priority unsecured claims against the Debtors are paid in full (through the combination of distributions on account of the Unsecured Trade Creditors' allowed non-priority unsecured claims and from this assignment), to NetBank. All parties reserve the right to object in part or in total to the Unsecured Trade Creditors' claims listed on Schedule 1 and those claims shall not be deemed allowed by operation of this Agreement.

         17. PARTIAL ASSIGNMENT OF LAKELAND ALLOWED UNSECURED CLAIM. Subject to the provisions of this paragraph, Lakeland hereby assigns, as of the Effective Date, any and all rights, title and interests to distributions that Lakeland would otherwise be entitled from the Bankruptcy Estates on account of the Lakeland Allowed Unsecured Claim to the Unsecured Trade Creditors. All distributions from the Bankruptcy Estates on account of the Lakeland Allowed Unsecured Claim shall be paid as follows: (a) first, pro rata to the Unsecured Trade Creditors until the full principal amount of the Unsecured Trade Creditors' allowed non-priority unsecured claims against the Debtors are paid; and (b) after all the Unsecured Trade Creditors' allowed non-priority unsecured claims against the Debtors are paid in full (through the combination of distributions on account of the Unsecured Trade Creditors' allowed non-priority unsecured claims and from this assignment), to Lakeland. All parties reserve the right to object in part or in total to the Unsecured Trade Creditors' claims listed on Schedule 1 and those claims shall not be deemed allowed by operation of this Agreement.

         18. CONDITIONS PRECEDENT TO THE TRUSTEE'S PERFORMANCE. The Trustee's obligation to perform under this Agreement is expressly conditioned solely on:
(a) entry of the Approval Order by the California Bankruptcy Court; (b) execution of this Agreement by an authorized representative for NetBank and Lakeland; and (c) that all representations made by NetBank and Lakeland in paragraph 20 of this Agreement are true at the time of this Agreement and all times thereafter.

         19. CONDITIONS PRECEDENT TO THE NETBANK'S AND LAKELAND'S PERFORMANCE. NetBank's and Lakeland's obligation to perform under this Agreement is expressly conditioned solely on: (a) entry of the Approval Order by the California Bankruptcy Court; (b) execution of this Agreement by the Trustee; and (c) that all representations made by the Trustee in paragraph 20 of this Agreement are true at the time of this Agreement and all times thereafter.

         20. MUTUAL REPRESENTATIONS AND WARRANTIES. The Trustee, NetBank, and Lakeland hereby represent and warrant to each other the following, each of which is a continuing representation and warranty:

                  a. Subject to approval by the California Bankruptcy Court, this Agreement is a valid and binding obligation of the Trustee, NetBank, and Lakeland, enforceable against them in accordance with its terms.

                  b. Except as expressly provided in this Agreement, no consent or approval is required by any other person or entity in order for the Trustee, NetBank, and Lakeland to carry out the provisions of this Agreement.

                  c. Each of the parties hereto has received independent legal advice from attorneys of its or his choice with respect to the advisability of making the agreements provided herein and with respect to the advisability of executing this Agreement, and prior to the execution of this Agreement by the parties hereto, their attorneys reviewed this Agreement at length with them and have made all desired changes.

                  d. Except as expressly stated in this Agreement, the Trustee, NetBank, and Lakeland have not made any statement or representation to each other regarding any facts relied upon by them in entering into this Agreement, and each of them specifically does not rely upon any statement, representation or promise of the other party hereto or any other person in entering into this Agreement, or in making the settlement provided for herein, except as expressly stated in this Agreement. Each party has relied upon its own investigation and analysis of the facts and not on any statement or representation made by any other party in choosing to enter into this Agreement and the transactions contemplated herein.

                  e. The parties hereto and their respective attorneys have made such investigation of the facts pertaining to this Agreement and all of the matters pertaining thereto, as they deem necessary.

                  f. The terms of this Agreement are contractual, not mere recitals, and a result of negotiation among the parties.

                  g. This Agreement has been carefully read by, the contents hereof are known by, and it has been signed freely by each person executing this Agreement.

         21. VOLUNTARY SETTLEMENT. The parties to this Agreement acknowledge and agree that each of them is entering into this Agreement freely and voluntarily and not acting under any misapprehension as to the effect hereof, and has acted and does hereby act freely and voluntarily and not under any coercion or duress, and acknowledge that good and valuable consideration was and has been received. The parties hereto declare that this Agreement is freely and fairly made and that, except as specifically referenced in this Agreement, there are no other agreements, oral or written or otherwise, pertaining to the subject matter of this Agreement.

         22. NO ADMISSION AGAINST INTEREST. Nothing contained in this Agreement or negotiations and communications leading up to it shall be construed as admissions against the interest of any of the parties hereto. Except to enforce this Agreement, the terms of this Agreement including, without limitation, the Recitals, representations and releases made by any party shall have no force or effect and will not be binding upon, enforceable against or deemed an admission or acknowledgment of any fact, liability, claim, or defense by any party. This

Agreement shall not be admissible as evidence in any action or proceeding except one to enforce this Agreement, or to carry forward the actions contemplated herein.

         23. MISCELLANEOUS.

                  a. Except as provided herein, all covenants, releases, warranties, representations and indemnities made by the parties to one another pursuant to this Agreement shall survive this Agreement and shall be and remain in full force and effect thereafter.

                  b. The parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be appropriate or necessary, from time to time, to effectuate the agreements and understandings of the parties, whether the same occurs before or after the date of this Agreement.

                  c. This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, oral or written, between the parties hereto with respect thereto. No claim of waiver, modification, consent or acquiescence with respect to any provision of this Agreement shall be made against any party, except on the basis of a written instrument executed by or on behalf of such party. The waiver of breach of this Agreement shall not constitute a waiver of any subsequent breach.

                  d. This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

                  e. The headings of all paragraphs of this Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction or interpretation of any term or provision hereof.

                  f. To the extent that performance is to be governed by time, time shall be deemed to be of the essence hereof.

                  g. This Agreement is to be governed by and construed in accordance with federal bankruptcy law, to the extent applicable, and, where state law is implicated, the laws of the State of California shall govern.

                  h. This Agreement may be executed and delivered in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. This Agreement may also be executed by facsimile followed by delivery of the original executed Agreement. Except as expressly provided in this Agreement, each of the parties hereto represents, warrants and covenants that it has full power and authority to execute this Agreement and that it has obtained all necessary approvals, consents and authorizations required for it to execute and deliver this Agreement. Each individual executing this Agreement on behalf of a party hereto has been duly authorized and empowered to execute and deliver this Agreement on behalf of said party.

                  i. This Agreement is the product of negotiations of the parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any party by reason of that party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof.

                  j. Each party hereto shall bear all of their respective costs and expenses, including attorneys' fees, incurred in connection with the Bankruptcy Cases and the preparation, negotiation, and execution of this Agreement. In the event it becomes necessary for any party to this Agreement to take any action to interpret or enforce this Agreement, or any of its terms, and any party thereafter incurs attorneys' fees as a result thereof, the prevailing party shall be entitled, in addition to any judgment or award, to an award for all fees (including attorneys' fees), costs and expenses, including court or arbitration costs and expenses. The prevailing party shall further be entitled to an award for attorneys' fees and related costs in connection with enforcement of any judgment, including enforcement following any appeal.

                  k. In the event any provision of this Agreement is determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of said provision and this Agreement shall nevertheless remain fully valid and enforceable.

                  l. The California Bankruptcy Court shall retain jurisdiction to resolve any and all disputes arising under or relating to this Agreement. Each of the parties hereby consents to such jurisdiction.

                  m. Except as expressly stated herein, nothing contained in this Agreement shall in any way affect or limit any claims or rights against third parties, including, without limitation, the NetBank Sureties and the Lakeland Sureties, and each party to this Agreement expressly reserves all of its rights and claims against all such third parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                             RICHARD M KIPPERMAN,
                             SOLELY IN HIS CAPACITY AS CHAPTER 7 TRUSTEE FOR THE BANKRUPTCY ESTATES OF COMMERCIAL MONEY CENTER, INC. AND COMMERCIAL SERVICING CORPORATION

                             By:  /s/ RICHARD M. KIPPERMAN
                                  ---------------------------------------------
                                  Name:  Richard M Kipperman
                                  Title:  Trustee

                             NETBANK, FSB

                             By:
                                  ---------------------------------------------
                                  Name:  Charles Mapson
                                  Title:  General Counsel

                             LAKELAND BANK

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                             RICHARD M KIPPERMAN,
                             SOLELY IN HIS CAPACITY AS CHAPTER 7 TRUSTEE FOR THE BANKRUPTCY ESTATES OF COMMERCIAL MONEY CENTER, INC. AND COMMERCIAL SERVICING CORPORATION

                             By:
                                  ---------------------------------------------
                                  Name:  Richard M Kipperman
                                  Title:  Trustee

                             NETBANK, A FEDERAL SAVINGS BANK

                             By:  /s/ CHARLES MAPSON
                                  ---------------------------------------------
                                  Name:  Charles Mapson
                                  Title:  General Counsel

                             LAKELAND BANK

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                             RICHARD M KIPPERMAN,
                             SOLELY IN HIS CAPACITY AS CHAPTER 7 TRUSTEE FOR THE BANKRUPTCY ESTATES OF COMMERCIAL MONEY CENTER, INC. AND COMMERCIAL SERVICING CORPORATION

                             By:
                                  ---------------------------------------------
                                  Name:  Richard M Kipperman
                                  Title:  Trustee

                             NETBANK, FSB

                             By:
                                  ---------------------------------------------
                                  Name:  Charles Mapson
                                  Title:  General Counsel

                             LAKELAND BANK

                             By:  /s/ RICHARD VANDENBERGH
                                  ---------------------------------------------
                                  Name:  Richard Vandenbergh
                                  Title:  Executive Vice President


                                       16